                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          [KILLBUCK BANCSHARES, INC.]
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            KILLBUCK BANCSHARES, INC.









                            NOTICE OF ANNUAL MEETING



                                       AND


                                 PROXY STATEMENT

















                           ANNUAL SHAREHOLDERS MEETING


                                 APRIL 10, 2000

                            KILLBUCK BANCSHARES, INC.
                               165 N. Main Street
                               Killbuck, OH 44637


                           NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 April 10, 2000

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         Notice is hereby given that the Annual Meeting of the Shareholders of Killbuck Bancshares, Inc. (the "Corporation") will be held at the main office of the Corporation, 165 N. Main Street, Killbuck, Ohio, on Monday, April 10, 2000, at 7:30 p.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of three Directors (to be elected to Class B of the Corporation's staggered Board of Directors) to serve a three-year term or until their successors shall have been elected and qualified.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS AT PRESENT KNOWS OF NO OTHER BUSINESS TO BE PRESENTED BY OR ON BEHALF OF THE CORPORATION.

         Shareholders of record at the close of business on March 11, 2000, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

                                           By order of the Board of Directors

                                                Luther E. Proper

                                           Luther E. Proper, President and Chief
                                             Executive Officer


March 13, 2000

                                    IMPORTANT

         WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                            KILLBUCK BANCSHARES, INC.
                                 KILLBUCK, OHIO


                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Killbuck Bancshares, Inc. (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, April 10, 2000, in accordance with the foregoing notice.

         Killbuck Bancshares, Inc. is a registered bank holding company of which The Killbuck Saving Bank Company (hereinafter collectively "Corporation") is its principal subsidiary.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All costs associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 13, 2000.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the three persons listed in this Proxy Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on March 11, 2000, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of March 11, 2000, the Corporation had outstanding 705,240 shares of no par value common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date.

         All Directors and Executive Officers of the Corporation as a group (comprised of eleven individuals), beneficially held 57,438 shares of the Corporation's common stock as of February 29, 2000, representing 8.14 percent of the outstanding common stock of the Corporation.

PRINCIPAL SHAREHOLDERS:

         To the Corporation's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Corporation's outstanding common stock as of February 29, 2000.

                                          AMOUNT AND NATURE OF           % OF
NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP          CLASS
------------------------------------      --------------------          -----
The Holmes Limestone Co.                     45,120 Shares              6.40%
P.O. Box 295
Berlin, Ohio 44610

                PROPOSAL #1 ELECTION OF DIRECTORS AND INFORMATION
                     WITH RESPECT TO DIRECTORS AND OFFICERS

CLASSIFICATION SYSTEM FOR THE ELECTION OF DIRECTORS

         The Corporation has a staggered system for the election of Directors. Directors are divided into three classes as nearly equal in number as possible. The Corporation has ten Directors, and they are elected to serve a three-year term.

INFORMATION WITH RESPECT TO NOMINEES

         The following information is provided with respect to each Class B (term to expire in 2000) nominee for Director and each present and continuing Director whose term of office extends beyond the Annual Meeting of the Corporation's Shareholders. Those nominees receiving the greatest number of votes will be elected as Directors. There is no minimum number of votes required to elect a Director.


        Name and Age             Principal Occupation During Past Five           Director of the Corporation
        ------------             -------------------------------------           ---------------------------
                                                 Years                                      Since
                                                 -----                                      -----
     Robert D. Bell             Chairman of the Board, Killbuck Bancshares,                  1992
     (Age 73)                   Inc. and The Killbuck Savings Bank Co.
     Term expires 2000

     Allan R. Mast              Co-Owner Holmes M&M Construction                             1992
     (Age 50)
     Term expires 2000

     Luther E. Proper           President and CEO, Killbuck Bancshares and The               1992
     (Age 50)                   Killbuck Savings Bank Co.
     Term expires 2000

           THE DIRECTORS UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF THIS
                                  PROPOSAL #1.

INFORMATION WITH RESPECT TO DIRECTORS NOT STANDING FOR REELECTION


         Name and Age                    Principal Occupation During Past 5 Years   Director of the Corporation Since
         ------------                    ----------------------------------------   ---------------------------------
     John W. Baker                       County Commissioner                                      1992
     (Age 55)                            (President, Burgett Insurance through
     Term expires 2002                   December 31, 1997)

     Ted Bratton                         Farmer                                                   1999
     (Age 39)
     Term expires 2001

     Richard L. Fowler                   President, Mobile Homes of Ohio                          1992
     (Age 68)
     Term expires 2002

     Thomas D. Gindlesberger             Attorney-at-Law                                          1992
     (Age 73)
     Term expires 2001

     Dean J. Mullet                      President, Mullet Cabinet                                1996
     (Age 47)
     Term expires 2001

     Kenneth E. Taylor                   Farmer                                                   1992
     (Age 47)
     Term expires 2002

     Michael S. Yoder                    Owens-Brockway                                           1994
     (Age 58)                            (Retired 1999)
     Term expires 2001


         The business experience of each of the above-listed nominees and Directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and Directors has had the same position or another executive position with the same employer during the past five years.

         Shareholders desiring to nominate individuals to serve as Directors may do so by following the procedure outlined in the Corporation's Code of Regulations requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee.

SECURITY OWNERSHIP OF MANAGEMENT


                                                  Shares of Corporation
                                                      Common Stock                   Percentage of
                                                  Owned Beneficially as           Beneficial Ownership
               Name & Age                             of 2/29/00                     as of 2/29/00
               ----------                             ----------                     -------------

        John W. Baker(1)                                   106                           .02%
        Robert D. Bell (2)                                2,865                          .41%
        Ted Bratton(3)                                     245                           .03%
        Richard L. Fowler (4)                             7,938                         1.13%
        Thomas D. Gindlesberger                           35,000                        4.96%
        Craig A. Lawhead (5)                              1,500                          .21%
        Allan R. Mast (6)                                 1,980                          .28%
        Dean J. Mullet(7)                                  190                           .03%
        Luther E. Proper                                  6,700                          .95%
        Kenneth E. Taylor                                  514                           .07%
        Michael S. Yoder(8)                                400                           .06%

        All directors and executive officers
        as a group (11 persons)                           57,438                        8.14%

--------------------------------------------------------------------------------
     (1) 100 shares owned individually, 6 shares owned by son.
     (2) 2,500 shares owned individually, 365 shares in spouse's name.
     (3) 118 shares owned individually, 107 shares owned jointly with spouse, 20 owned by son.
     (4) 3,993 shares owned individually, 3,945 shares owned jointly with spouse.
     (5) 625 shares owned individually, 855 shares owned jointly with spouse, 20 shares in minor daughter's name.
     (6) 375 shares owned individually, 905 shares owned jointly with spouse, 700 shares owned in name of Holmes M & M Construction.
     (7) 130 owned individually, 60 owned in name of Mullet Cabinet.
     (8) 250 owned individually, 150 owned in spouse's name.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         Committees

         The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Code of Regulations of the Corporation, the Board of Directors has appointed and maintains an Audit Committee, Executive Committee, Investment Committee, Securities Committee and Loan Committee.

         The Corporation's nominating function is performed by the Board of Directors acting as a committee of the whole. In conducting its nominating function, the Board of Directors of the Corporation is responsible for making annual nominations for Directors to fill vacancies created by expired terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. During 1999, the Board met once to consider and act upon the nomination of Directors.

         The Audit Committee reviews with the Corporation's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Corporation's internal auditing procedures; consults with the independent auditors and management with regard to the Corporation's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee is composed of Messrs. Baker, Mast, Taylor and Yoder (Chairman). The Audit Committee met 4 times during 1999.

         The Executive Committee is responsible for administering the Corporation's employee benefit plans; setting the compensation of the President and Chief Executive Officer; reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Executive Committee is composed of Messrs. Baker, Bell, Bratton, Gindlesberger, and Mast (Chairman).
The Executive Committee met 12 times during 1999.

         The Investment Committee is responsible for reviewing the securities portfolio of the Corporation. The Corporation's Securities Committee reviews and makes recommendations to the full Board on matters affecting the market for the Corporation's common stock and the Corporation's dividend policy.

         The Loan Committee reviews loan policy matters and approves loan requests as required by internal policy.

         The Board of Directors of the Corporation meets bi-monthly for its regular meetings and upon call for special meetings. During 1999, the Board met 24 times. All Directors of the Corporation attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 1999.

         Director Compensation

         Directors of the Corporation and its subsidiary, The Killbuck Savings Bank Company, received an annual retainer of $6,000 during 1999. The Chairman of the Board received an annual retainer of $8,400. Effective January 1, 2000, the fee stayed the same. In addition, committee members receive $150 per committee meeting attended.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following remuneration table sets forth all direct remuneration paid by the Bank in 1999, 1998 and 1997 to the Corporation's President and Chief Executive Officer. No other Officers' total compensation exceeded $100,000 for the year ended 1999.

                           SUMMARY COMPENSATION TABLE


                                                                       Annual Compensation
                                                                       -------------------
                                                                                                     All Other
       Name and Principal Position               Year             Salary           Bonus            Compensation
       ---------------------------               ----             ------           -----            ------------
Mr. Luther E. Proper                             1999            $123,500         $21,790              $1,641
President and Chief Executive Officer            1998            $116,000         $22,844              $1,717
                                                 1997            $108,500         $22,597              $1,990


REPORT OF THE EXECUTIVE COMMITTEE OF KILLBUCK BANCSHARES, INC. ON COMPENSATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure requirements, as applied to the Corporation, include only the Corporation's President and Chief Executive Officer Mr. Luther E. Proper. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. Killbuck Bancshares, Inc. is a holding company and owns a single operating subsidiary, The Killbuck Savings Bank Company. Killbuck Bancshares, Inc. has no direct employees. All disclosures contained in this Proxy Statement regarding executive compensation reflect compensation paid by The Killbuck Savings Bank Company. The Executive Committee of the Corporation has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Executive Committee has prepared the following report for inclusion in this Proxy Statement.

         Compensation Philosophy. This report reflects the Corporation's compensation philosophy as endorsed by the Executive Committee. The Executive Committee makes a recommendation regarding the level of compensation for Mr. Proper. The Executive Committee determines the level of compensation for all other Executive Officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of the Corporation has been designed to:

    - Support a pay-for-performance policy that awards Executive Officers for corporate performance.
    -    Motivate key Executive Officers to achieve strategic business goals.
    - Provide compensation opportunities which are comparable to those offered by other peer group companies; thus allowing the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success.

         Salaries. Effective January 1, 1999, the Executive Committee recommended and the Board increased the salary paid to Mr. Proper. The increase reflected consideration of competitive data reported in compensation surveys and the Executive Committee's assessment of the performance of such executives over the intervening year and recognition of the Corporation's performance during 1998. In addition, the Executive Committee approved compensation increases for all other Executive Officers of the Corporation. Executive Officer salary increase determinations are based upon an evaluation of such executives' performance against goals set in the prior year.

         Cash Bonus Plan. The Corporation maintains a cash bonus plan (the "Bonus Plan") which allocates a portion of the Corporation's net income for the purpose of employee cash bonuses on an annual basis. The award of a bonus to any employee under the terms of the Bonus Plan is discretionary and in the case of Mr. Proper is determined by the Board of Directors upon the recommendation of the Executive Committee, and in all other cases is determined by the Executive Committee upon recommendation of management.

         The Executive Committee has determined that a significant portion of executive compensation should be payable in an annual bonus which shall be based principally upon the financial performance of the Corporation. The Executive Committee believes that it is important to reward executive management based upon the success of the Corporation.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE EXECUTIVE COMMITTEE MEMBERS:

         John Baker, Robert Bell, Ted Bratton, Thomas Gindlesberger, Allan Mast

EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Luther E. Proper, the Corporation's President and Chief Executive Officer served as an Ex Officio member of the Executive Committee of the Corporation, which is responsible for compensation matters (see "Report of the Executive Committee of Killbuck Bancshares, Inc. on Compensation" in this Proxy Statement).

         Although Mr. Proper attends meetings of the Executive Committee as an Ex Officio member, he did not attend those portions of meetings, nor participate in any decisions, regarding his own compensation as an Executive Officer.

PERFORMANCE GRAPH - FIVE-YEAR SHAREHOLDER RETURN COMPARISON

         The SEC requires that the Corporation include in this Proxy Statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation has selected the Dow Jones Equity Market Index and the Dow Jones Regional Bank Index for purposes of this performance comparison. The chart below compares the value of $100 invested on December 31, 1994, in the Corporation's stock, the Dow Jones Equity Market Index and the Dow Jones Regional Bank Index.


                                  [LINE GRAPH]


--------------------------------------------------------------------------------------------------------------------------
                                                          1994        1995        1996       1997        1998        1999
                                                          ----        ----        ----       ----        ----        ----
KILLBUCK BANCSHARES, INC.                              $100.00     $140.07     $202.44    $300.84     $408.76     $437.73
DOW JONES EQUITY MARKET INDEX                          $100.00     $137.67     $169.39    $226.91     $291.91     $351.37
DOW JONES REGIONAL BANK INDEX                          $100.00     $159.93     $219.70    $343.19     $385.68     $331.35
--------------------------------------------------------------------------------------------------------------------------

ASSUMES $100 INVESTED ON JANUARY 1, 1995
   IN KILLBUCK BANCSHARES, INC. COMMON STOCK,
   DOW JONES EQUITY MARKET INDEX & DOW JONES MAJOR
   REGIONAL BANK INDEX


  *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors of the Corporation and their associates were customers of, and have had transactions with, the Corporation in the ordinary course of business during 1999.

         These transactions consisted of extensions of credit by the Corporation in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons. In the opinion of the management of the Corporation, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The Corporation expects to have, in the future, banking transactions in the ordinary course of its business with Directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time of comparable transactions with others. During 1999, Mr. Thomas Gindlesberger provided legal services to the Corporation, for which his firm received $30,000. The Corporation expects to retain the services of Mr. Gindlesberger in the future.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that during 1999 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                              SELECTION OF AUDITORS

         S. R. Snodgrass, A.C. has been appointed to serve as the Independent Auditor for the Corporation and its subsidiary for the fiscal year ended December 31, 1999. It is the intention of the Corporation to appoint S. R. Snodgrass, A.C. as Independent Auditor for 2000. Representatives of S. R. Snodgrass, A.C. are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to have the opportunity to make any statements they consider appropriate.

                              SHAREHOLDER PROPOSALS

         If any stockholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 2001, the proposal must be received by the Secretary of the Corporation at the principal executive offices of the Corporation, 165 N. Main Street, Killbuck, Ohio 44637, prior to the close of business on November 17, 2000. On any other proposal raised by a stockholder for next year's annual meeting, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than January 30, 2001.

         The Corporation's Code of Regulations establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a stockholder meeting, it is necessary that you notify the Corporation: (i) with respect to an election to be held at an annual meeting of Shareholders, not fewer than 45 days in advance of the corresponding date for the date of the preceding year's annual meeting of Shareholders, and (ii) with respect to an election to be held at a special meeting of Shareholders for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given to Shareholders. Therefore a shareholder desiring to make a nomination for consideration at the annual meeting of the Corporation in 2001 must provide notice of such nominee to the Corporation not later than January 30, 2001. In addition, the notice must meet all other requirements contained in the Corporation's Code of Regulations. Any stockholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Corporation at the principal executive offices of the Corporation.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1999 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders on request. Address all requests, in writing, for this document to: Mr. Luther E. Proper, President & CEO, Killbuck Bancshares, Inc., 165 N. Main Street, Killbuck, Ohio 44637.

                            KILLBUCK BANCSHARES, INC.
                    165 N. MAIN STREET, KILLBUCK, OHIO 44637

                                      PROXY
                       PLEASE SIGN AND RETURN IMMEDIATELY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 10, 2000


         The undersigned hereby appoints RICHARD L. FOWLER, THOMAS D. GINDLESBERGER AND MICHAEL S. YODER, or any one of them (with full power of substitution for me and in my name, place and stead), to vote all the common stock of said Corporation, standing in my name on its books on March 11, 2000, at the stockholders meeting, to be held at THE KILLBUCK SAVINGS BANK COMPANY, 165 N. MAIN STREET, KILLBUCK, OHIO ON APRIL 10, 2000 AT 7:30 P.M. (local time), or any adjournments thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.       ELECTION OF THREE DIRECTORS TO CLASS B

         The Board of Directors recommends a vote for the election of directors.

         Nominees:      Robert D. Bell, Allan R. Mast and Luther E. Proper

         For All the Nominees         Withholding Authority for All the Nominees

                  |_|                                     |_|

         (To withhold authority to vote for any one or more nominees, draw a line through such nominee's name.)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AN ADJOURNMENT THEREOF.

This proxy will be voted as directed above, and if no direction is given, will be voted FOR PROPOSAL 1.


Dated:                , 2000
       ---------------                       -----------------------------------

                                             -----------------------------------
                                                  Signatures of stockholder(s)





          This proxy must be signed exactly as the name appears hereon.
  (When signing as Attorney, Executor, Administrator, Trustee, Guardian, please give full title. If more than one Trustee, all should sign. All joint owners must sign.)